Statutory Financial Information of Insurance Subsidiaries	12 Months Ended
Mar. 31, 2013
Disclosure Text Block [Abstract]
Note 21. Statutory Financial Information of Insurance Subsidiaries
Note 21.  Statutory Financial Information of Insurance Subsidiaries
Applicable laws and regulations of the State of Arizona require Property and Casualty Insurance and Life Insurance to maintain minimum capital and surplus determined in accordance with statutory accounting principles. Audited statutory net income (loss) and statutory capital and surplus for the years ended are listed below:
	Years Ended December 31,
	2012	2011	2010
	(In thousands)
Repwest:
Audited statutory net income (loss)	$16,923	$(37,417)$	6,946
Audited statutory capital and surplus	94,284	77,285	125,102
ARCOA:
Audited statutory net income (loss)	(1,881)	(362)	(773)
Audited statutory capital and surplus	2,201	2,469	2,769
Oxford:
Audited statutory net income	13,936	1,677	4,640
Audited statutory capital and surplus	131,920	129,445	129,173
CFLIC:
Audited statutory net income	8,734	8,513	4,347
Audited statutory capital and surplus	28,042	36,200	32,799
NAI:
Audited statutory net income (loss)	(1,962)	(4,151)	(857)
Audited statutory capital and surplus	9,804	11,564	11,265
DGLIC:*
Audited statutory net income	-	1,828	796
Audited statutory capital and surplus	-	7,276	5,966

* Merged with CFLIC on December 31, 2012.
The amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of Arizona is limited. Any dividend in excess of the limit requires prior regulatory approval. The statutory surplus for Repwest at December 31, 2012 that could be distributed as future dividends was $9.9 million. The statutory surplus for Oxford at December 31, 2012 that could be distributed as future dividends was $13.2 million. Repwest and Oxford did not pay a dividend to AMERCO in fiscal 2013.